EXHIBIT 10.34


                   LIMITED GUARANTY OF PAYMENT AND PERFORMANCE

       THIS LIMITED GUARANTY OF PAYMENT AND PERFORMANCE (the "Guaranty") is made as of this 22ND day of August, 1997, by Thomas G. Rader, individually (the "Guarantor"), whose address is Snowbird Lane, Evergreen, Colorado, in favor of Fun Trains, Inc., a Florida corporation, and its successors and assigns ("FTI"), having an address at 3700 North 29th Avenue, Suite 202, Hollywood, Florida 33020.

                               W I T N E S E T H:

       WHEREAS, Rader Railcar II, Inc., a Colorado corporation ("Rader") and FTI entered into that certain Railcar Construction Agreement, dated October 23, 1996, which was amended by that certain Amendment No. 1, dated December 17, 1996, between Rader and FTI and that certain Amendment No. 2, dated December 17, 1996, between Rader and FTI (collectively, the "Agreement");

       WHEREAS, Guarantor has requested that First American Railways, Inc. ("First American"), the parent of FTI, register for resale 1,614,581 shares of common stock of First American and First American has agreed to register such shares on behalf of Guarantor's investors pursuant to that certain Registration Rights Agreement, executed as of even date herewith, attached hereto as EXHIBIT "A";

       WHEREAS, FTI has agreed to amend the terms of the Agreement in accordance with that certain Amendment No. 3 to Railcar Construction Agreement (the "Amendment"), dated as of even date herewith, between Rader and FTI (the Agreement and the Amendment shall collectively hereafter be referred to as the "Amended Agreement");

       WHEREAS, in consideration for the agreements contained herein and in the Amendment, Guarantor has agreed to execute this Guaranty, and to pledge 1,614,581 shares (the "Pledged Shares") of common stock of First American to FTI pursuant to the terms of that certain Securities Pledge and Escrow Agreement (the "Pledge Agreement") given by Guarantor to FTI, attached hereto as EXHIBIT "B";

       WHEREAS, FTI has stated that it will not agree to amend the Agreement, nor will First American register for resale Guarantor's shares of common stock of First American based solely upon the covenants of Rader contained in the Agreement, but will require, as further collateral and security therefor, a limited guaranty of payment and performance, the pledge of certain shares of common stock, and certain other agreements;

       WHEREAS, Guarantor is a shareholder of Rader and will benefit from the Amended Agreement and the transactions relating thereto; and

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       WHEREAS, Guarantor makes this Guaranty freely and independently of any obligations of Rader under the Amended Agreement, with full knowledge of its contents;

       NOW, THEREFORE, for $10.00 cash in hand paid and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Guarantor hereby covenants and agrees as follows:

      1. Guarantor hereby irrevocably, absolutely and unconditionally guaranties (as primary obligor and not merely as surety) to FTI, its successors and assigns, that Rader shall (a) fully and faithfully perform all of the terms, provisions, covenants, obligations, and conditions of the Amended Agreement, and any amendment, extension, renewal, or modification thereto or substitution therefor including, without limitation, the obligation and covenant to complete and promptly deliver the Railcars (as defined in the Agreement), in accordance with the approved plans and specifications therefor, and in accordance with the time limitations specified in the Amended Agreement, and (b) promptly complete the Railcars according to the approved plans and specifications free from any and all liens or claims of any and all persons or entities performing labor thereon or furnishing materials therefor, or both. Further, in the event of any default by Rader in the payment of any and all amounts due to any subcontractor, materialman, laborer, or any employee who is engaged or hereafter may engage in the Railcar's construction work, Guarantor shall, on demand, pay such amount and discharge any and all obligations thereunder (collectively, the obligations set forth in this paragraph 1 shall be referred to as the "Guaranteed Obligations").

       2. For the purposes of this Guaranty, the Railcars shall be deemed to have been completed when all of Rader's obligations under the Amended Agreement have been satisfied.

       3. In the event that, for any reason or under any contingency, Rader shall abandon the construction of the Railcars or shall fail to construct or complete the Railcars in accordance with the terms, provisions, covenants and conditions of the Amended Agreement or fail to pay or cause to be paid, all costs and expenses in connection therewith, or for any other reason whatsoever, the Railcars shall not be timely constructed and completed, Guarantor shall, at FTI's request, proceed immediately to construct and complete the Railcars in accordance with the requirements of the Amended Agreement at the entire cost and expense of the Guarantor, but subject to FTI continuing to make scheduled payments in accordance with the terms and provisions of the Amended Agreement, and Guarantor shall fully pay and discharge at FTI's request all claims for labor performed and materials and services furnished in connection with the construction of the Railcars and shall promptly pay such amounts as may be necessary to release and discharge or transfer to sufficient bond any mechanics' or other liens that may come into existence or are filed in connection with the construction of the Railcars.

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       4. Guarantor hereby waives notice of acceptance of this Guaranty by FTI and any and all notices and demands of every kind which may be required to be given by any statute or rule of law including, without limitation, presentment, demand, protest, set-off, notice of protest, notice of disputes with FTI, notice of default, all defenses which may arise by reason of, or be based on, lack of diligence in collection, and any and all formalities which otherwise might be legally required to charge Guarantor with liability. Guarantor further agrees that his liability hereunder shall be in no way affected, diminished or released by any extension of time or forbearance which may be granted to Rader (or any successor of Rader which shall have assumed Rader's obligations under the Amended Agreement, or under any other instrument), or by any waiver by FTI of, or failure to exercise, any right or remedy under the Amended Agreement or any other instrument, or by reason of any change or modification in any of said instruments or by the acceptance by FTI of additional security, or by any increase, substitution or changes in any security, or by the release by FTI of any security or any withdrawal thereof or decrease therein, or by any other act or failure to act by FTI.

       5. FTI shall have, and may exercise, in addition to all other rights, privileges or remedies available to it under this Guaranty or by law, the specific rights and remedies, exercisable by it in its discretion, to sue for and obtain specific performance by the Guarantor of Guarantor's covenants and agreements set forth herein, all at the cost and expense of the Guarantor.

       6. The Guarantor agrees that this Guaranty may be enforced by FTI against him without the necessity at any time of resorting to or exhausting any other security or collateral and the Guarantor hereby waives the right to require FTI to proceed against Rader or any other person or any other property, or to require FTI to pursue any other remedy or enforce any right. Guarantor further agrees that nothing contained herein shall prevent FTI from suing under the Amended Agreement or exercising any other rights available to it under the Amended Agreement or any other documents executed in connection with the Amended Agreement, and the exercise of any of the aforesaid rights, and the completion of any Uniform Commercial Code proceedings or the exercise of FTI's rights under any pledge agreement shall not constitute a discharge of the Guarantor's obligations hereunder, it being the purpose and intent of the Guaranty that the Guarantor's obligations hereunder shall be absolute, irrevocable, independent, unconditional and continuing, under any and all circumstances. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Rader or by reason of Rader's bankruptcy, insolvency, reorganization, dissolution or by any discharge of Rader's obligations resulting from any bankruptcy or insolvency proceeding or otherwise.

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       7. The Guarantor agrees that all claims and indebtedness, if any, between the Guarantor and Rader shall be subordinate to any amounts due by Rader and/or performance of any obligation by Rader under the Amended Agreement.

       8. The Guarantor hereby agrees to pay and reimburse FTI for all costs and attorneys' fees, at the pretrial, trial and appellate levels, which FTI may expend or incur in the enforcement of any of Rader's obligations under Section
5.4 of the Amended Agreement.

       9. Guarantor hereby agrees that the Guarantor's obligations shall be binding upon his heirs, executors, administrators, personal representatives, successors and assigns, and shall inure to the benefit of FTI and its successors and assigns. Without limiting the generality of the foregoing, FTI (or its successors and assigns) may from time to time and without notice to the undersigned, assign any or all of its rights under this Guaranty without in any way affecting or diminishing the obligations of the Guarantor hereunder, who shall continue to remain bound by and obligated to perform under and with respect to this Guaranty as though there had been no such assignment.

       10. If any provision of this Guaranty must be construed as limited in scope or degree in order to be held legally enforceable, then it is the intention of the undersigned that it be so construed; otherwise, all provisions hereof shall be given their broadest possible construction. If all or any portion of any provision of this Guaranty is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions hereof shall survive and continue in full force and effect.

       11. Without limiting any of the provisions hereof, no payments by the Guarantor under any provision of this Guaranty shall entitle the Guarantor, by subrogation or otherwise, to the rights of FTI, to any payment by Rader or to any payment from or rights in any indemnities or other security held by or for the benefit of FTI, except after payment in full to FTI of all amounts owing or which may become owing to FTI under or with respect to the Amended Agreement.

       12. The Guarantor further acknowledges and agrees that FTI, in its sole discretion, may at any time enter into agreements with Rader to amend, modify or change the Amended Agreement or any of the other documents executed in connection therewith, or waive or release any provision or provisions thereof, and with reference thereto may make and enter into all such agreements as FTI may deem proper or desirable, without any notice or further assent from the Guarantor and without in any manner impairing or affecting this Guaranty or any of FTI's rights hereunder or any of the Guarantor's obligations hereunder.

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       13. As security for this Guaranty, Guarantor shall simultaneously with the execution of this Guaranty, execute the Pledge Agreement. Guarantor will execute and deliver herewith to the Escrow Agent (as hereafter defined) stock power(s) in favor of FTI for all of the Pledged Shares. The Pledged Shares shall be deemed to be pledged hereunder by the Guarantor for the benefit of FTI.

       14. Upon full payment and performance of Rader's obligations under the Amended Agreement and FTI's acceptance of the Railcars, Guarantor's obligations hereunder shall be terminated.

       15. The Guarantor agrees that if at any time all or any part of any payment received by FTI from Rader or the Guarantor under or with respect to this Guaranty is or must be rescinded or returned by FTI for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of such person or entity) then such person's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt by FTI, and the Guarantor's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment to FTI had never been made.

       16. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, GUARANTOR'S LIABILITY HEREUNDER SHALL NOT EXCEED THE AMOUNT REALIZED FROM THE SALE OF THE SECURITIES PLUS THE COLLATERAL (AS DEFINED IN THE PLEDGE AGREEMENT) THAT REMAIN IN ESCROW PURSUANT TO THE PLEDGE AGREEMENT AT THE TIME OF THE DEFAULT.

       17. All of the obligations of the undersigned, and all of the rights of FTI under this Guaranty, are cumulative.

       18. Time is of the essence of this Guaranty as to the performance of the undersigned and Rader.

       19. This Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing signed by FTI and the Guarantor.

       20. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado. In the event FTI seeks to enforce this Guaranty by legal action, the Guarantor hereby waives the right to be sued in the city, county and sate of his residence or principal place of business. FTI and Guarantor do hereby irrevocably and unconditionally stipulate and agree that the Federal Courts in the State of Colorado or the appropriate Colorado state court shall have exclusive jurisdiction to hear and finally determine any dispute, claim or controversy or action arising out of or connected to this Guaranty.

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       21. Any notices which Guarantor or FTI may desire to give hereunder or otherwise shall be in writing and shall be deemed to have been given when (i) personally delivered, (ii) sent by telecopier, telex or other telegraphic means (with receipt confirmed) or (iii) on receipt after being sent by express mail or delivery service guaranteeing overnight delivery, provided that in each case a copy is mailed by first class registered or certified mail, postage prepaid, return receipt requested, and addressed, in the case of the Guarantor, to the address set forth above, and, in the case of FTI to the address set forth above, or to such other address as the party to be served with notice may have furnished to the other party as a place designated for the service of notice. Notices need not be given or made by an officer of either party but shall be deemed sufficiently given if made by the counsel of such party, and all of such notices shall be deemed in compliance hereof provided only they be given in the manner specified herein.

       22. Notwithstanding anything to the contrary contained in this Guaranty or in the Amended Agreement or any of the other documents executed in connection therewith, it is the intent of the parties that any interest for which the Guarantor is obligated hereunder shall not exceed the maximum amount of interest permitted to be enforced against the Guarantor under the governing law specified above. In the event any interest is charged to or paid by Guarantor in excess of that which is legally allowable from time to time, such excess shall be credited against principal owed under the Amended Agreement and guaranteed hereby, or promptly remitted to Guarantor or for Guarantor's account.

       23. This Guaranty is absolute, unconditional and irrevocable.

       24. THE GUARANTOR AND FTI (BY ACCEPTANCE OF THIS GUARANTY) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AMENDED AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR FTI TO ENTER INTO THE AMENDED AGREEMENT.

       IN WITNESS WHEREOF, the undersigned has executed and delivered this instrument under seal as of the date first above written.




                                                  ---------------------------
                                                       THOMAS G. RADER

ESCROW AGENT:

BY:
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